                            OPPENHEIMER BOND FUND

                      Supplement dated January 20, 2005
                  to the Prospectus dated February 24, 2004

This  supplement  amends the  Prospectus  dated  February 24, 2004,  and is in addition to the  supplement  dated July 6, 2004.  The  Prospectus  supplements dated  September  23,  2004 and  October  22,  2004  are  replaced  with  this supplement.

This Prospectus is revised as follows:

1.    On January 14, 2005, shareholders of the Fund approved a modification to the Fund's investment objective.  Effective January 21, 2005, the sentence under the section titled "What is the Fund's Investment Objective?" on page 3 of the Prospectus is deleted and replaced with the following:

      The Fund seeks total return by investing mainly in debt instruments.

2. Effective   January  21,  2005,   all   references  in  the  Prospectus  to
"Oppenheimer Bond Fund" are changed to "Oppenheimer Core Bond Fund."

3. The  following  new  section  should  be  added  to the end of the  section captioned  "ABOUT THE FUND - HOW THE FUND IS MANAGED",  immediately  following the paragraph titled "Advisory Fees" on page 16:

      PENDING LITIGATION.  A consolidated  amended complaint has been filed as  putative  derivative  and  class  actions  against  the  Manager,
      Distributor  and  Transfer  Agent,  as well as 51 of the  Oppenheimer funds  (collectively the "Funds")  including the Fund, 31 present and former  Directors  or Trustees  and 9 present and former  officers of certain  of the Funds.  This  complaint,  filed in the U.S.  District
      Court for the  Southern  District  of New York on January  10,  2005,
      consolidates   into  a  single  action  and  amends  six   individual
      previously-filed  putative  derivative  and class action  complaints.
      Like those prior  complaints,  the complaint alleges that the Manager charged  excessive fees for distribution and other costs,  improperly
      used  assets  of  the  Funds  in  the  form  of  directed   brokerage
      commissions  and 12b-1 fees to pay  brokers  to promote  sales of the
      Funds,  and failed to  properly  disclose  the use of Fund  assets to make those  payments in violation of the  Investment  Company Act and
      the  Investment   Advisers  Act  of  1940.  Also,  like  those  prior
      complaints,  the complaint  further alleges that by permitting and/or participating  in  those  actions,  the  Directors/Trustees  and  the
      Officers breached their fiduciary duties to Fund  shareholders  under the  Investment  Company Act and at common law. The  complaint  seeks unspecified  compensatory  and punitive  damages,  rescission  of the
      Funds'  investment  advisory  agreements,  an  accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor  believe the claims asserted in these law  suits to be  without  merit,  and  intend  to  defend  the suits vigorously.  The Manager and the  Distributor do not believe that the pending  actions are likely to have a material  adverse effect on the
      Fund or on their  ability  to  perform  their  respective  investment advisory or distribution agreements with the Fund.

4.    Effective March 1, 2004, OFI has voluntarily undertaken to reimburse the Fund for its expenses in any fiscal year for each class of shares that exceed the following percentages of average daily net assets:

            ----------------------------------
            Class of Shares Expense
                            Limitation
            ----------------------------------
            ----------------------------------
            Class A shares  0.90%
            ----------------------------------
            ----------------------------------
            Class B shares  1.65%
            ----------------------------------
            ----------------------------------
            Class C shares  1.65%
            ----------------------------------
            ----------------------------------
            Class N shares  1.15%
            ----------------------------------
            ----------------------------------
            Class Y shares  0.65%
            ----------------------------------

      Prospectus
      ----------

      As a result, the first explanatory paragraph immediately following the table "Annual Fund Operating Expenses" under the section titled "FEES
      AND EXPENSES OF THE FUND" is deleted in its entirety and replaced with the following:

      Annual Fund Operating Expenses (deducted from Fund assets):
      (% of average daily net assets)
      --------------------------------------------------------------------
                              Class A  Class B  Class C   Class N  Class
                              Shares   Shares   Shares    Shares   Y
                                                                   Shares
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Management Fees         0.56%    0.56%    0.56%     0.56%    0.56%
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Distribution and/or     0.25%    1.00%    1.00%     0.50%    None
      Service (12b-1) Fees
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Other Expenses          0.29%    0.31%    0.28%     0.44%    0.07%
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Total Annual Operating  1.10%    1.87%    1.84%     1.50%    0.63%
      Expenses
      --------------------------------------------------------------------

      Expenses may vary in future years.  "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the
      Fund pays.  The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time without notice to shareholders.  After the waiver, the actual
      "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.38% and 1.44%, respectively, for
      Class N shares.  Class A, Class B, Class C and Class Y shares were the same as shown above.

January 20, 2005                                            PS0285.033

OPPENHEIMER BOND FUND

                   Supplement dated January 20, 2005 to the
         Statement of Additional Information dated February 24, 2004

This Statement of Additional  Information  supplement  amends the Statement of
Additional  Information  dated  February 24,  2004,  and is in addition to the supplement  dated  July 6,  2004.  The  Statement  of  Additional  Information
supplement dated October 22, 2004 is replaced with this supplement.

The Statement of Additional Information is revised as follows:

1.    Effective   January  21,  2005,  all  references  in  the  Statement  of
      Additional  Information  to  "Oppenheimer  Bond  Fund"  are  changed  to
      "Oppenheimer Core Bond Fund."

January 20, 2005                                            PX0285.017